Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Loss (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Income (Loss):
Recognize the decrease in net gain	$ 4	$ 388	$ 203
Amortization of net gain	0	0	0
Total recognized in other comprehensive loss	$ 4	$ 388	$ 203